Stockholders' Equity (Deficit)	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Stockholders' Equity (Deficit)	Stockholders’ Equity (Deficit)
Common Stock
On August 2, 2021, the Company’s Class A common stock and Public Warrants began trading on the Nasdaq Global Market under the ticker symbols “ROVR” and “ROVRW,” respectively. Pursuant to the Company’s certificate of incorporation, the Company is authorized to issue 990,000,000 shares of Class A common stock with a par value of $0.0001 per share. As of December 31, 2021, the Company had 177.3 million shares of Class A common stock issued and outstanding.
Prior to the Merger, Legacy Rover had outstanding shares of Series A, Series B, Series C, Series D, Series D-1, Series E, Series F, and Series G redeemable convertible preferred stock. Upon the Closing, each share of Legacy Rover redeemable convertible preferred stock was converted to one share of Legacy Rover common stock. Holders of the outstanding Legacy Rover common stock received shares of the Company’s Class A common stock in an amount determined by application of the Exchange Ratio, as discussed in Note 3—Reverse Recapitalization.
The Company had reserved shares of Class A common stock for issuance, on an as-converted basis, as follows (in thousands):

	December 31,
	2021	2020
Conversion of redeemable convertible preferred stock	—	90,814
Common stock warrants outstanding	—	1,118
Private Warrants	2,574	—
Public Warrants	5,500	—
Rover Earnout Shares	2,193	—
Sponsor Earnout Shares	492	—
Stock options issued and outstanding	18,058	24,700
Shares available for future equity grants	14,083	5,199
Total	42,900	121,831
Preferred Stock
Pursuant to the Company’s certificate of incorporation, the Company is authorized to issue 10,000,000 shares of preferred stock having a par value of $0.0001 per share. The Company’s board of directors has the authority to issue preferred stock and to determine the rights, preferences, privileges, and restrictions, including voting rights, of those shares. As of December 31, 2021, no shares of preferred stock were issued and outstanding.
The Company had outstanding redeemable convertible preferred stock as of December 31, 2020 as follows (in thousands, except per share amounts):

	Shares Authorized	Shares Issued and Outstanding	Issuance Price Per Share	Net Carrying Value	Liquidation Preference
Series A	8,710	9,040	$0.4478	$3,325	$4,048
Series B	14,104	14,639	0.6528	9,397	9,556
Series C	12,431	12,903	1.1238	14,596	14,500
Series D	7,677	7,968	2.0080	14,036	16,000
Series D-1	3,359	3,486	2.0078	6,981	7,000
Series E	11,021	11,439	3.4969	39,906	40,000
Series F	11,772	12,218	5.3199	64,833	65,000
Series G	18,537	19,121	$7.2536	137,353	138,698
Total	87,611	90,814		$290,427	$294,802
As of December 31, 2021 all redeemable convertible preferred stock had been converted to Class A common stock of the Company.
Dividend
Class A common stock is entitled to dividends when and if declared by the Company’s board of directors, subject to the rights of all classes of stock outstanding having priority rights to dividends. The Company has not paid any cash dividends on common stock to date. The Company may retain future earnings, if any, for the further development and expansion of its business and has no current plans to pay cash dividends for the foreseeable future. Any future determination to pay dividends will be made at the discretion of the Company’s board of directors and will depend on, among other things, the Company’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as the Company’s board of directors may deem relevant.